Q1 2017 Results Presentation April 20, 2017 Exhibit 99.2

Disclaimers Special Note Concerning Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity Bancshares, Inc.’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 16, 2017 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other SEC filings. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

Equity Bancshares – About Us Recent Price (1) 31.09 $ Consensus Price Target (2) 38.50 $ Tangible Book Value Per Share 17.00 $ Price to 2017 consensus earnings (1),(2) 15.70 x Price to Tangible Book Value Per Share (1),(5) 1.83 x Q1 2017 diluted earnings per share (EPS) 0.40 $ 2017 EPS Consensus (2) 1.98 $ 2018 EPS Consensus (3) 2.22 $ Market capitalization ($M) (1),(4) $ 379.4 million (5) As of April 19, 2017 market closing. Consensus of 2017 analyst earnings expectations as of April 2017 reported as $1.98 per share. Consensus of 2018 analyst earnings expectations as of April 2017 reported as $2.22 per share. Based on 12,202,237 shares outstanding as of March 31, 2017. Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

NASDAQ: EQBK 12.2 million shares outstanding / $379.4 million (1) $2.40 billion 0.88% / 10.17% Annual Market Cap 61.6% Exchange / Ticker Total Assets ROAA / ROATCE (2) Efficiency Ratio (2) Locations FTEs Loan Portfolio 37 branches in Kansas, Missouri, and Arkansas Approximately 449 41% of loans in commercial real estate, 22% in residential real estate, and 24% in commercial About EQBK Note: All financial data is as of or for period ended March 31, 2017 unless otherwise noted. Market Cap calculated based on April 19, 2017 closing price of $31.09. (2) Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

Footprint and Demographics Footprint 37 branches in 23 counties across 3 states Strong strategic positioning, with branches along I-70 and I-35 Branches clustered around key areas such as Wichita, Topeka, Kansas City, and Northern Arkansas Total population in current footprint of 2.7 million Median household income of $47,273 Key Industries Transportation Manufacturing Healthcare Unemployment Rates Kansas: 4.1% Missouri: 4.8% Arkansas: 4.3% USA: 4.6% Source: SNL Financial & The Nielsen Company Data as of February 28, 2017

Continued development of our acquisition pipeline and closing and conversion of Prairie State Bancshares Hired Wendell Bontrager as President Renewed and increased our bank stock loan to $30.0 million Total Assets at Mar. 31, 2017 of $2.40 billion; Total Loans of $1.52 billion, year-over-year growth 62% Total Deposits of $1.82 billion, year-over-year growth of 48% Capacity for continued growth Bank level Tier 1 Leverage of 9.90% Bank level Total Capital to Risk Weighted Assets of 13.12% Tangible Common Equity to Tangible Assets of 8.91 % Grew TBV / Share from $16.64 to $17.00 Discontinued leverage strategy; expanded core net interest margin Larger scale offers more efficiency and potential NIM opportunity Efficiency ratio of 61.6%, compared to 66.7% at Dec. 2016 Organic growth remains attainable 2017 First Quarter Highlights Strategic Positioning Capital Balance Sheet Management Efficiency and NIM Improvement

EPS & ROATCE(1) Diluted EPS and Net Income to Common Return on Average Tangible Common Equity(1) Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

Revenue & Efficiency Ratio(1) Efficiency Ratio(1) & NIE/Average Assets Income and Margin 85% 84% 85% 84% 15% 16% 15% 16% $48,627 $49,049 $54,626 $62,584 * Excluding gains on sales of securities and acquisition costs. Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. 86% 14% $23,219

Tangible Common Book Value(1) Tangible Common Book Value per Share(1) and Asset Growth 2014: Repurchase 1.3MM shares. Repayment of $15.54MM of FCB TARP with a Bank stock loan. 2015: Acquisition of FFSL. IPO. TCBV CAGR 2012-2016: 9.4% 2016: Paid off SBLF. Restructured term bank stock loan into LOC. Completed Community First Merger on Nov. 10, 2016 Announced Prairie Merger on Oct. 20, 2016 Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. 2017: Completed Prairie Merger on March 10, 2017.

Capital Position Over Time $17.2mm Share Repurchase (13.0% of 2013 Tier 1 Common) IPO * Paid off Series C preferred stock in January 2016

Share Buybacks Attractive Acquisitions Common Dividends Capital Summary Excess Capital Priorities Total Capital Composition ($M) as of March 31, 2017 Capital Ratios All regulatory capital ratios remain above regulatory minimums to be considered “well capitalized” Strong relationship with regulators at holding company and bank level Efficiently positioned working capital, regulatory capital, and stockholders’ equity 1 2 3 Equity Bancshares, Inc. as of March 31, 2017 Well Capitalized Difference to Ratio Minimum Well Capitalized Tier 1 capital ratio 13.5% 8.0% 5.5% Total RBC ratio 13.9% 10.0% 3.9% Tier 1 leverage ratio 10.5% 5.0% 5.5% Common equity tier 1 12.7% 6.5% 6.2% Tangible common equity / tangible assets 8.9% - - Risk-weighted assets ($M) $1,689 Equity Bank as of March 31, 2017 Well Capitalized Difference to Ratio Minimum Well Capitalized Tier 1 capital ratio 12.7% 8.0% 4.7% Total RBC ratio 13.1% 10.0% 3.1% Tier 1 leverage ratio 9.9% 5.0% 4.9% Common equity tier 1 12.7% 6.5% 6.2% Risk-weighted assets ($M) $1,689 - - - -

Loan Portfolio Composition & Growth Loan Composition Loan Composition 2013 2014 2015 2016 Q1 2017 '12-'16CAGR ($ in 000s) Commercial Real Estate $,341,512 $,364,096 $,397,017 $,593,108 $,615,941 0.1280769898110623 Commercial ,139,365 ,183,100 ,262,032 ,348,465 ,366,648 0.28761139651749623 Agricultural Real Estate 22,092 17,083 18,180 38,331 61,644 8.9996455278424481E-2 Total Commercial ,502,969 ,564,279 ,677,229 ,979,904 1,044,233 0.17154262977057577 Residential Real Estate ,125,395 ,134,455 ,250,216 ,338,387 ,329,548 0.18652939327371798 Consumer 7,961 7,875 17,103 40,902 42,067 0.37746951483015079 Agricultural 23,969 19,267 15,807 24,412 ,102,727 5.3556426729568729E-2 Total 1-4 Family & Other ,157,325 ,161,597 ,283,126 ,403,701 ,474,342 0.18913274613748166 Total Loans $,660,294 $,725,876 $,960,355 $1,383,605 $1,518,575 0.17654082754607225 Yield on Loans 5.6300000000000003E-2 5.6300000000000003E-2 5.3100000000000001E-2 4.9799999999999997E-2 5.6099999999999997E-2 Loan Composition 2013 2014 2015 2016 Q1 2017 Commercial 0.76173492413985289 0.77737657671558225 0.70518610305564089 0.70822525214927667 0.687640057290552 1-4 Family & Other 0.23826507586014714 0.22262342328441773 0.29481389694435911 0.29177474785072327 0.312359942709448

Asset Quality Nonperforming Assets 1.80% 1.33% NPAs / Assets 0.89% NCOs / Average Loans $1.44 $0.85 $3.50 NCO in $ ($ in millions) Commercial Loans Outstanding by Concentrations Classified Assets to Total Regulatory Capital CRE = 50% C&I = 50% ($ in millions) Classified Assets / Equity Bank Total Regulatory Capital $1.19 1.43% 1.52% $0.48

Core Deposit Franchise Deposit Portfolio Mix Deposit Portfolio Mix Deposit Composition 2013 2014 2015 2016 Q1 2017 '12-'16CAGR ($ in 000s) Time Deposits $,363,210 $,342,160 $,438,612 $,553,158 $,621,824 8.441742464521651E-2 Signature Deposits ,584,109 ,639,017 ,777,302 1,077,293 1,199,266 0.16090558897542984 Total Deposits $,947,319 $,981,177 $1,215,914 $1,630,451 $1,821,090 0.13194579702528242 Cost of Deposits* 5.3E-3 4.8999999999999998E-3 5.4999999999999997E-3 6.4999999999999997E-3 7.1999999999999998E-3 * Interest Bearing Deposit Portfolio Mix 2013 2014 2015 2016 Q1 2017 Signature Deposits 0.61659166553188527 0.65127596753694794 0.63927383022154527 0.6607331345744214 0.65854296053462491 Time Deposits 0.38340833446811473 0.348724032463052 0.36072616977845473 0.33926686542557855 0.34145703946537515

Footprint & Targets

Appendix

Experienced Management Team BRAD ELLIOTT Chairman & CEO Founded Equity Bank in 2002 Served as Regional President of Sunflower Bank prior to forming Equity Bank More than 20 years of banking experience GREG KOSSOVER Chief Financial Officer Has served as CFO since 2013 and as a Board Director since 2011 Previously served as president of Physicians Development Group and CEO of Value Place, LLC, growing the latter to more than 150 locations in 25 states WENDELL BONTRAGER President, Equity Bank Joined Equity Bank February 2017 Previously Region President of Old National Bank (IN), EVP with Tower Bank (IN) More than 20 years of banking experience

Strategic Planning Team Team Member Role Years with EQBK Years in Banking Patrick Harbert EVP, Community Markets, Sales & Service 13 22 Julie Huber EVP, Chief Credit Officer 13 23 Jennifer Johnson EVP, Chief Operations Officer Chief Information Officer 5 31 Rolando Mayans EVP, Chief Risk Officer 9 24 Beth Money EVP, Retail Banking Director 8 27 Patrick Salmans SVP, Human Resources Director 5 21 Mark Parman SVP, President - Kansas City 4 36 John Hanley SVP, Director of Marketing, Director of Investor Relations 4 13 Jeremy Machain SVP, President – Wichita 8 10 Ann Main SVP, President – Ozark Mountain (Arkansas) 1 37 Barbara Noyes VP, Controller 6 31 EQBK Team has 332 Years of Combined Banking Experience

Diverse Market Segments Source: SNL Financial, Market Share Data as of June 30, 2016. Employment Data as of February 28, 2017. Operating Market includes all counties in which Equity Bancshares has deposit market share. June 30, 2016. Diverse market segments with economies based on transportation, manufacturing and healthcare Top employers in the region include a diverse range of operations such as telecommunications, professional services, aircraft manufacturing, OEM manufacturing, and transportation. Equity Bancshares ranks in the Top 10 for market share in 16 of 21 counties served and ranks in the Top 5 in 13 of those markets.

Market Data Demographics Kansas Missouri Arkansas National Current Population 2,926,377 6,113,275 2,994,495 325,139,271 Historical Population Change (2010-2017) 2.6% 2.1% 2.7% 5.3% Median Household Income (2017) $55,420 $50,681 $44,271 $57,462 Projected Household Income Change (2017-2022) 6.93% 7.93% 7.9% 7.27% February 2017 Unemployment Rate 4.1% 4.8% 4.3% 4.9% Source: The Nielsen Company & SNL Financial Boeing Cargill Meat Solutions Cessna Aircraft Co. Spirit AeroSystems Inc. Blue Cross and Blue Shield of Kansas Payless Shoe Source Hill’s Pet Nutrition Goodyear Tire Co. Jostens Publishing Hallmark Cards, Inc. H&R Block Honeywell Sprint Garmin Teva DST Systems Inc. Whiteman Airforce Base Stahl Specialty Co. Western Missouri Medical Center HaysMed Walmart FedEx Tyson Foods FlexSteel Wabash National Wichita St. University Pittsburg St. University Washburn University Fort Hays St. University University of Central Mo. University of Mo-KC KU – Edwards/Professional Major Employers in Equity Bank Footprint

Selected Income Statement Data Delivering earnings growth Selected Income Statement Data ($000s) 2013 2014 2015 2016 YTD Q1 2017 Interest income $46,845 $46,794 $53,028 $61,799 $23,215 Interest expense 5610 5433 6766 9202 3322 Net interest income 41235 41361 46262 52597 19893 Provision for loan losses 2583 1200 3047 2119 1095 Net interest income after provision 38652 40161 43215 50478 18798 Other income 7892 8674 9802 10466 3339 Other expenses 35137 35645 38575 47075 15226 Income before income taxes 11407 13190 14442 13869 6911 Income taxes 3534 4203 4142 4495 2047 Net income 7873 8987 10300 9374 4864 Less: dividends and discounts accretion on preferred stock 978 708 177 1 0 Net income allocable to common shareholders $6,895 $8,279 $10,123 $9,373 $4,864

Selected Balance Sheet Data Demonstrating balance sheet strength Includes interest-bearing deposits in other banks (2) Includes Federal Reserve Bank and Federal Home Loan Bank stock Selected Balance Sheet Data ($000s) ASSETS 41639 42004 42369 42735 42825 Cash and cash equivalents (1) $24,615 $37,702 $62,074 $38,845 $39,809 Investment securities (2) 354107 318314 452362 578093 622417 Net loans 655027 720810 958353 1382003 1511528 Other assets 106148 97689 112938 193251 225502 Total assets $1,139,897 $1,174,515 $1,585,727 $2,192,192 $2,399,256 LIABILITIES & STOCKHOLDERS' EQUITY Deposits $,947,319 $,981,177 $1,215,914 $1,630,451 $1,821,090 Borrowings 43365 70370 194064 293909 288521 Other liabilities 9340 5239 8516 9868 10439 Total liabilities 1000024 1056786 1418494 1934228 2120050 Stockholders' Equity 139873 117729 167233 257964 279206 Total liabilities and stockholders' equity $1,139,897 $1,174,515 $1,585,727 $2,192,192 $2,399,256

Capitalization Source: SNL Financial and company documents (1) Total common equity less goodwill and intangibles divided by shares outstanding as of period end. Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Maintaining a strong regulatory capital position Ratio 41639 42004 42369 42735 42825 Leverage Ratio 0.1159 9.6199999999999994E-2 9.4700000000000006E-2 0.11799999999999999 0.1052 Tier 1 Risk-Based Capital Ratio 0.1701 0.13159999999999999 0.13850000000000001 0.14249999999999999 0.1351 Total Risk-Based Capital Ratio 0.17299999999999999 0.1386 0.14349999999999999 0.1467 0.13930000000000001 Common Equity Tier-1 Capital to RWA NA NA 0.1235 0.13339999999999999 0.12690000000000001 Tangible Book Value per Common Share(1) $11.97 $13.54 $15.97 $16.64 $17

The subsequent tables present non-GAAP reconciliations of the following calculations: Tangible Common Equity (TCE) to Tangible Assets (TA) ratio Tangible Book Value per Common Share Return on average tangible common equity (ROATCE) Efficiency Ratio

TCE to TA and Tangible Book Value per Share Non-GAAP Financial Measures (Unaudited) As of and for the years ended (Dollars in thousands, except per share data) March 31, 2017 December 31, 2016 December 31,2015 December 31,2014 December 31,2013 Total stockholders’ equity $,279,206 $,257,964 $,167,233 $,117,729 $,139,873 Less: preferred stock 0 0 16,372 16,359 31,892 Less: goodwill 64,521 58,874 18,130 18,130 18,130 Less: core deposit intangibles, net 5,954 4,715 1,549 1,107 1,470 Less: mortgage servicing asset 22 23 29 0 0 Less: naming rights 1,293 0 0 0 0 Tangible common equity $,207,416 $,194,352 $,131,153 $82,133 $88,381 Common shares outstanding at period end (1) 12,202,237 11,680,308 8,211,727 6,067,511 7,385,603 Book value per common share (1) $22.881542130348723 $22.085376515756259 $18.371409570727327 $16.707015446696349 $14.620471747533681 Tangible book value per common share (1) $16.998194675287817 $16.639287251671785 $15.971427204046117 $13.536522636712155 $11.966660000544303 Total assets $2,399,256 $2,192,192 $1,585,727 $1,174,515 $1,139,897 Less: goodwill 64,521 58,874 18,130 18,130 18,130 Less: core deposit intangibles, net 5,954 4,715 1,549 1,107 1,470 Less: mortgage servicing asset 22 23 29 0 0 Less: naming rights 1,293 0 0 0 0 Tangible assets $2,327,466 $2,128,580 $1,566,019 $1,155,278 $1,120,297 Tangible common equity to tangible assets 8.9116661639740385E-2 9.1305941049901806E-2 8.3749303169374067E-2 7.1093710777838756E-2 7.8890687023173325E-2 (1) Share and per share data includes Class A and Class B common stock issued and outstanding Non-GAAP Financial Measures, continued (Unaudited) As of and for the three months ended As of and for the three months ended As of and for the years ended (Dollars in thousands, except per share data) March 31, 2017 March 31, 2016 December 31,2015 December 31,2014 December 31,2013 Total average stockholders' equity $,264,736 $,153,929 $,137,936 $,123,174 $,137,913 Less: average intangible assets and preferred stock 65,185 20,616 31,294 37,917 50,623 Average tangible common equity (1) (3) $,199,551 $,133,313 $,106,642 $85,257 $87,290 Net income allocable to common stockholders (1) 4,864 3,439 10,123 8,279 6,895 Amortization of core deposit intangible 218 87 275 363 487 Less: tax effect of amortization of core deposit intangible (2) -76 -30 -96 -,127 -,166 Adjusted net income allocable to common stockholders $5,006 $3,496 $10,302 $8,515 $7,216 Return on average tangible common equity (ROATCE) 0.10173895951967722 0.10547234826937482 9.6603589580090396E-2 9.98744971087418E-2 8.2666972161759653E-2 Non-interest expense $15,226 $9,689 $38,575 $35,645 $35,137 Less: merger expenses 926 0 1,691 0 0 Less: loss on debt extinguishment 0 58 316 0 0 Non-interest expense, excluding merger expenses and loss on debt extinguishment $14,300 $9,631 $36,568 $35,645 $35,137 Net interest income $19,893 $12,758 $46,262 $41,361 $41,235 Non-interest income $3,339 $2,697 $9,802 $8,674 $7,892 Less: net gains on sales and settlement of securities 13 420 756 986 500 Less: net gain on acquisition 0 0 682 0 0 Non-interest income, excluding net gains on sales and settlement of securities and net gain on acquisition $3,326 $2,277 $8,364 $7,688 $7,392 Efficiency ratio 0.61587493001421245 0.64057199866977055 0.6694248160216747 0.72672225733450224 0.72258210459209904 ____________________ (1) Share and per share data includes Class A and Class B common stock issued and outstanding (2) Tax rates used in this calculation were 35% for 2015 and 2014 and 34% for 2013, 2012, and 2011 (3) All periods disclosed were calculated using a simple average of tangible common equity

ROATCE and Efficiency Ratio Non-GAAP Financial Measures (Unaudited) Years Ended December 31, (Dollars in thousands, except per share data) 2015 2015 2015 2014 2013 2012 2011 Total stockholders’ equity $,167,232 $,167,232 $,167,232 $,117,729 $,139,873 $,138,169 $80,816 Less: preferred stock 16,372 16,372 16,372 16,359 31,892 31,884 16,337 Less: goodwill 18,130 18,130 18,130 18,130 18,130 18,130 13,147 Less: core deposit intangibles, net 1,549 1,549 1,549 1,107 1,470 1,957 773 Less: mortgage servicing asset 29 29 29 0 0 0 0 Tangible common equity $,131,152 $,131,152 $,131,152 $82,133 $88,381 $86,198 $50,559 Common shares outstanding at period end (1) 8,211,727 8,211,727 8,211,727 6,067,511 7,385,603 7,431,513 4,550,206 Book value per common share $18.371287793663868 $18.371287793663868 $18.371287793663868 $16.707015446696349 $14.620471747533681 $14.301932863469389 $14.170567222670797 Tangible book value per common share $15.971305426982656 $15.971305426982656 $15.971305426982656 $13.536522636712155 $11.966660000544303 $11.598983948490705 $11.111365067867256 Total assets $1,585,727 $1,585,727 $1,585,727 $1,174,515 $1,139,897 $1,188,850 $,609,998 Less: goodwill 18,130 18,130 18,130 18,130 18,130 18,130 13,147 Less: core deposit intangibles, net 1,549 1,549 1,549 1,107 1,470 1,957 773 Less: mortgage servicing asset 29 29 29 0 0 0 0 Tangible assets $1,566,019 $1,566,019 $1,566,019 $1,155,278 $1,120,297 $1,168,763 $,596,078 Tangible common equity to tangible assets 8.3748664607517537E-2 8.3748664607517537E-2 8.3748664607517537E-2 7.1093710777838756E-2 7.8890687023173325E-2 7.3751479127932701E-2 8.481943638248686E-2 (1) Share and per share data includes Class A and Class B common stock issued and outsanding (2) Tax rates used in this calculation were 35% for 2015 and 2014 and 34% for 2013, 2012, and 2011 (3) All periods disclosed, except 2017 and 2016, were calculated using a simple average of tangible common equity Non-GAAP Financial Measures, continued (Unaudited) As of and for the years ended (Dollars in thousands, except per share data) March 31, 2017 December 31, 2016 December 31,2015 December 31,2014 December 31,2013 December 31,2012 2011 Total average stockholders' equity $,264,736 $,168,822 $,125,808 $,123,181 $,137,936 $,102,032 $75,253 Less: average intangible assets and preferred stock 65,185 6,069 19,165 37,924 50,646 33,653 25,148 Average tangible common equity (3) $,199,551 $,162,753 $,106,643 $85,257 $87,290 $68,379 $50,105 Net income allocable to common stockholders $4,864 $9,373 $10,123 $8,279 $6,895 $3,814 1,371 Amortization of intangibles 218 419 275 363 487 192 182 Less: tax effect of amortization of intangibles (2) 76 147 96 127 166 65 62 Adjusted net income allocable to common stockholders $5,006 $9,645 $10,302 $8,515 $7,216 $3,941 $1,491 Return on average tangible common equity (ROATCE) (4) 0.10173895951967722 5.926158043169711E-2 9.6602683720450472E-2 9.98744971087418E-2 8.2666972161759653E-2 5.7634653914213428E-2 2.98E-2 Non-interest expense $15,226 $47,075 $38,575 $35,645 $35,137 $22,900 $15,918 Less: merger expenses 926 5,294 1,691 0 0 1,519 - Less: loss on debt extinguishment 0 58 316 0 0 0 - Non-interest expense, excluding merger expenses and loss on debt extinguishment $14,300 $41,723 $36,568 $35,645 $35,137 $21,381 $15,918 Net interest income $19,893 $52,597 $46,262 $41,361 $41,235 $25,570 $17,890 Non-interest income $3,339 $10,466 $9,802 $8,674 $7,892 $4,826 $2,252 Less: net gains on securities transactions 13 479 756 986 500 3 425 Less: net gain on acquisition 0 0 682 0 0 0 - Non-interest income, excluding net gains on securities transactions and net gain on acquisition $3,326 $9,987 $8,364 $7,688 $7,392 $4,823 $1,827 Efficiency ratio 0.61587493001421245 0.66667199284162082 0.6694248160216747 0.72672225733450224 0.72258210459209904 0.70348435495015305 0.80730000000000002 ____________________ (1) Share and per share data includes Class A and Class B common stock issued and outstanding (2) Tax rates used in this calculation were 35% for 2017, 2016, 2015 and 2014 and 34% for 2013 (3) All periods disclosed, except 2017 and 2016, were calculated using a simple average of tangible common equity (4) Annualized

investor.equitybank.com